                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         INA INVESTMENT SECURITIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------
      3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------
      5)    Total fee paid:

            -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

      1)    Amount Previously Paid:

            -------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------
      3)    Filing Party:

            -------------------------------------------------------------------
      4)    Date Filed:

            -------------------------------------------------------------------

                        INA INVESTMENT SECURITIES, INC.



                                                     Philadelphia, Pennsylvania
                                                                 March 10, 1997

To Our Shareholders:

        The Annual Meeting of Shareholders of INA Investment Securities, Inc. will be held at The Colony Club, 6th Floor, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 1997 at 1:30 p.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

        We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

        The Annual Report of INA Investment Securities, Inc. for the year ended December 31, 1996 has previously been mailed to you.


                                                   Sincerely,

                                                   /s/ R. Bruce Albro

                                                   R. Bruce Albro
                                                   Chairman


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.
--------------------------------------------------------------------------------

                        INA INVESTMENT SECURITIES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS




To Shareholders of INA Investment Securities, Inc.

        The Annual Meeting of Shareholders of INA Investment Securities, Inc. (the "Fund") will be held at The Colony Club, 6th Floor, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 1997 at 1:30 p.m., Eastern Time, for the following purposes:

        (1) To elect five Directors to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

        (2) To ratify the appointment by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997.

        (3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

        Holders of record of the shares of the Fund at the close of business on March 5, 1997 are entitled to vote at the meeting.


                                                  /s/ Jeff S. Winer

                                                  Jeffrey S. Winer
                                                  Secretary


Philadelphia, Pennsylvania
March 10, 1997

                                PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS OF
                        INA INVESTMENT SECURITIES, INC.

        This proxy statement is furnished in connection with the solicitation of proxies by the Directors of INA Investment Securities, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at The Colony Club, 6th Floor, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 29, 1997 at 1:30 p.m., Eastern Time, and at any postponement or adjournment thereof.

        Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified therein. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

        For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum; however, abstentions and broker non-votes will have no effect on the outcome of the vote.

        The Board of Directors recommends a vote FOR the election of Directors and FOR the ratification of Price Waterhouse LLP as independent accountants. If no specification is made, the proxy will be voted FOR the election of Directors as listed, FOR the ratification of the appointment of Price Waterhouse LLP and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment thereof. The Board of Directors does not know of any actions to be considered at the meeting other than those referred to above.

        Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone, telegram or cable.

        At the close of business on March 5, 1997, the record date for the determination of shareholders entitled to vote at the meeting, there were 4,792,215 outstanding shares and 4,789,965 eligible voting shares. Each voting share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 10, 1997 to shareholders of record on the record date.

        The principal executive offices of the Fund are located at Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192-2211 and the mailing address of the Fund is P.O. Box 13856, Philadelphia, Pennsylvania 19101.

        THE FUND WILL FURNISH TO A SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT. REQUESTS MAY BE MADE BY WRITING TO THE FUND, P.O. BOX 13856, PHILADELPHIA, PENNSYLVANIA 19101, ATTN: ALFRED A. BINGHAM III, OR BY CALLING 1-800-426-5523.


                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

        At the meeting, five Directors are to be elected by the shareholders of the Fund. The Board of Directors has nominated and recommends the election of Messrs. R. Bruce Albro, Hugh R. Beath, Russell H. Jones, Paul J. McDonald and Arthur C. Reeds, III. Each of the nominees is currently serving on the Board of Directors. Shareholders are asked to elect Messrs. Albro, Beath, Jones, McDonald and Reeds as Directors of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his successor.

        Each of the Directors of the Fund also serves as a Trustee of CIGNA High Income Shares ("CHIS"). CIGNA Investments, Inc. ("CII"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CHIS. CHIS will also hold an annual meeting on April 29, 1997, at which shareholders will be asked to elect Messrs. Albro, Beath, Jones, McDonald and Reeds as Trustees.

        All shares represented by valid proxies will be voted in the election of Directors for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Directors of the Fund, or the Board of Directors may reduce the number of Directors, as authorized by the By-Laws. All of the nominees have agreed to serve if elected.

        Mr. Beath was first elected to the Board in 1987. Mr. Albro was first elected in 1988. Mr. Reeds was first elected in 1991. Messrs. Jones and McDonald were first elected in 1995. Messrs. Albro, Beath, Jones, McDonald and Reeds were last elected by shareholders on April 30, 1996.

        The following table sets forth the number of shares of the Fund and shares of CIGNA beneficially owned by those who served on the Board of Directors during 1996 and by the Fund's Directors and officers as a group. The Information provided is as of December 31, 1996. As of December 31, 1996, neither the Directors as a group nor the Directors and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund or of CIGNA.

        NAME                                                FUND       CIGNA
        ----                                                ----       -----
R. Bruce Albro...........................................      0       9,192(1)
Hugh R. Beath............................................    339           0
Russell H. Jones.........................................      0           0
Paul J. McDonald.........................................      0           0
Arthur C. Reeds, III.....................................      0      94,098(1)
Trustees and Officers As a Group.........................    339     122,846(1)
--------------
(1) Includes shares of CIGNA which may be acquired within 60 days upon the exercise of outstanding stock options, as follows: Mr. Albro-6,056 and Mr. Reeds-75,237.

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Directors and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Directors and greater than 10% beneficial owners were satisfied.

        The following section sets forth as to each nominee his age, present position, his principal occupation or employment during the last five years, his principal affiliations, including any directorships he presently holds in companies that have issued publicly-held securities and any material interest in or relationship with CII and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee currently serves as a director of the Fund, and as a Trustee of CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, and CIGNA High Income Shares.

NOMINEES:

        R. BRUCE ALBRO*, 54, Senior Managing Director and Division Head, CIGNA Portfolio Advisors, a section of CII; Senior Managing Director, CII and CIGNA Investment Advisory Company, Inc.; Vice President and Investment Officer, Connecticut General Life Insurance Company and Life Insurance Company of North America; Chairman of the Board and President, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group and INA Investment Securities, Inc. Mr. Albro is also an officer or director of various
----------------
* Nominee is an "interested person" of the Fund and CII within the meaning of the Investment Company Act of 1940.

other entities which are subsidiaries or affiliates of CIGNA; previously Managing Director-Division Head, CII.

        HUGH R. BEATH, 65, Advisory Director, AdMedia Corporate Advisors, Inc.; previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc.

        RUSSELL H. JONES, 52, Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, scientific research, industrial products and services); Corporator, Hartford Seminary; Trustee and Senior Fellow, American Leadership Forum; previously Vice President, Kaman Corporation.

        PAUL J. MCDONALD, 53, Senior Executive Vice President and Chief Administrative Officer, Friendly Ice Cream Corporation (family restaurants and dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Chairman, Springfield YMCA; Trustee, Springfield College; Regional Director-Western Massachusetts, Bank of Boston; previously Executive Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation.

        ARTHUR C. REEDS, III*, 52, President, CIGNA Investment Management, a division of CIGNA; President and Director, CII and CIGNA Investment Group, Inc.; Director, CIGNA International Investment Advisors, Ltd.; President, CIGNA Investment Advisory Company, Inc.; Executive Vice President, Connecticut General Life Insurance Company. Mr. Reeds is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA; previously Managing Director-Division Head, CII.

        No officer of the Fund and no Director of the Fund received any remuneration from the Fund during 1996 at the same time he was serving as a Director, officer or employee of CII, CIGNA or any of its subsidiaries. The other current Directors, taken as a group, were paid or accrued Director fees for 1996 from the Fund in the aggregate amount of $24,600. Under current compensation arrangements, such Directors will be entitled to receive from the Fund an annual retainer of $6,600 plus a fee of $200 for each Board meeting attended and $200 for each Committee meeting attended. These Trustees will also be entitled to receive, as compensation for their services as Trustees, an annual retainer of $2,000, a $200 Board meeting fee, and a $200 Committee meeting fee from each of CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group, except that the annual retainer for CIGNA Institutional Funds Group is being waived while the net assets of its sole series of shares, CIGNA International Stock Fund, are below $25,000,000, and the annual retainer for CIGNA Funds Group is also being waived. In addition, these Directors will be entitled to receive an annual retainer of $8,600, a $200 Board meeting fee, and a $200 Committee meeting fee from CIGNA High Income Shares. All Directors are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group and CIGNA High Income Shares so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities.
-----------------
* Nominee is an "interested person" of the Fund and CII within the meaning of the Investment Company Act of 1940.

The following table sets forth compensation paid by the Fund and by the CIGNA fund complex to Directors in 1996:



                                                            PENSION OR                       TOTAL
                                                            RETIREMENT                       COMPENSATION
                                                            BENEFITS          ESTIMATED      FROM FUND
                                                            ACCRUED AS        ANNUAL         AND CIGNA
                                       AGGREGATE            PART OF           BENEFITS       FUND COMPLEX
NAME OF PERSON,                        COMPENSATION         FUND              UPON           PAID TO
POSITION WITH FUND                     FROM FUND            EXPENSES          RETIREMENT     TRUSTEES (C)
----------------------------------------------------------------------------------------------------------
R. Bruce Albro, Trustee,               $      0             $ -               $   -          $      0
  Chairman and President............
Hugh R. Beath, Trustee(a)...........       8,200              -                   -            25,600
Russell H. Jones, Trustee...........       8,200              -                   -            25,600
Paul J. McDonald, Trustee(b)........       8,200              -                   -            25,600
Arthur C. Reeds, III, Trustee.......           0              -                   -                 0
                                       ------------         --------          ---------      --------
                                       $  24,600            $ -               $   -          $ 76,800
                                       ------------         --------          ---------      --------
                                       ------------         --------          ---------      --------

---------------
(a) All of Mr. Beath's 1996 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $135,139 as of December 31, 1996.
(b) All of Mr. McDonald's 1996 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $43,898 as of December 31, 1996.
(c) There were four (4) investment companies other than the Fund in the CIGNA fund complex.

        The Board of Directors held four Board meetings during 1996. Each Director attended more than 75% of the aggregate meetings of the Board and Committees on which such Director served during the year. The Board of Directors has three standing committees as follows:


AUDIT COMMITTEE

        The Audit Committee reviews the accounting controls and procedures and the quality of accounting services rendered to the Fund by independent accountants, and inquires into the work of management and of the independent accountants and the working relationships between them. It has direct access to the independent accountants, and to financial officers and such other officers as the Committee deems desirable. The Committee also has the authority to approve the scope of the annual audit and reports the results of its work to the Board of Directors on an appropriate schedule. The Committee held two meetings in 1996. The current members of the Committee are Messrs. Beath, Jones and McDonald (Chairman), none of whom are interested persons of the Fund.


CONTRACTS COMMITTEE

        The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Directors concerning the renewal of the Investment Advisory Agreement. In performing its function, the Committee obtains from CII such information as it deems necessary to evaluate the terms of the Investment Advisory Agreement and any changes or amendments thereto or replacements thereof.

The Committee held one meeting in 1996. The current members of the Committee are Messrs. Beath, Jones (Chairman) and McDonald, none of whom are interested persons of the Fund.

NOMINATING COMMITTEE

        The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Directors. No policy or procedure has been established as to the recommendation of Director nominees by shareholders. The Committee held one meeting in 1996. The current members of the Committee are Messrs. Beath (Chairman), Jones and McDonald, none of whom are interested persons of the Fund.

REQUIRED VOTE

        Each nominee for Director receiving the affirmative vote of a majority of the votes cast for election of Directors shall be elected.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.


                                   PROPOSAL 2

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

        The firm of Price Waterhouse LLP has been selected by the Board of Directors of the Fund as independent accountants for the Fund for the fiscal year ending December 31, 1997. Shareholders are asked to ratify the selection of independent accountants at the meeting.

        For the fiscal year ended December 31, 1996, Price Waterhouse LLP performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Fund and providing tax planning advice.

        Price Waterhouse LLP also serves as independent accountants for CIGNA High Income Shares and for each of the series of shares of CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. Price Waterhouse LLP also serves as independent accountants for CIGNA.

        Representatives of Price Waterhouse LLP are expected to attend the meeting and will be provided an opportunity to make a statement and to respond to appropriate questions from shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
2.

                         INVESTMENT ADVISORY AGREEMENT
                            AND RELATED INFORMATION

     CII, a Delaware corporation, is an indirect, wholly owned subsidiary of CIGNA and is registered as an investment adviser with the SEC. CII provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Fund and CII which was last approved by vote of the Fund's shareholders on May 2, 1989. On February 25, 1997, the Investment Advisory Agreement was continued for the period ending April 30, 1998 with respect to the Fund by the affirmative vote of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of CII or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF CII

        Arthur C. Reeds, III is the President (principal executive officer) and a Director of CII. Mr. Reeds is a member of the Board of Directors and is considered an "interested person" of the Fund. He is also the President and a Director of CIGNA Investment Group, Inc., which owns 100% of the shares of CII. Robert W. Burgess and Harold W. Albert are the other Directors of CII. Mr. Burgess also serves as Senior Vice President and a Director of CIGNA Investment Group, Inc. Mr. Albert is Senior Vice President and Chief Counsel and a Director of CIGNA Investment Group, Inc. The address of CII and of each of its Directors, and the address of CIGNA Investment Group, Inc., is 900 Cottage Grove Road, Bloomfield, Connecticut 06002. The address of CIGNA Holdings, Inc., which owns 100% of the shares of CIGNA Investment Group, Inc., is One Beaver Valley Road, Wilmington, Delaware 19850. The address of CIGNA Corporation, which owns 100% of the shares of CIGNA Holdings, Inc., is One Liberty Place, 1650 Market Street, Philadelphia, Pennsylvania 19192.


BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKER-DEALERS

        Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1996 it held 6,067,405 shares, or 8.1%, of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends on these shares and any proceeds from the sale of these shares. Sanford Bernstein also reported sole voting power as to 3,078,935, and sole dispositive power as to 6,067,405, of these shares. During 1996, the Fund paid no brokerage commissions to Sanford Bernstein. During a portion of 1996, FMR Corp. owned in excess of 5% of the outstanding common stock of CIGNA. During 1996, the Fund paid no brokerage commissions to FMR Corp.


                             MANAGEMENT OF THE FUND

        Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Albro, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Albro is set out in Proposal 1 under the caption "Nominees". The executive officers are elected annually by the Board of Trustees. As of December 31, 1996, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

        ALFRED A. BINGHAM III, 52, Vice President and Treasurer, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; Assistant Vice President, CII; previously Vice President and Treasurer, CIGNA Funds Group (n/k/a AIM Funds Group); Senior Vice President and Treasurer, CII.

        JEFFREY S. WINER, 39, Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; Vice President, Connecticut General Life Insurance Company; previously Attorney, CIGNA; Associate, Tarlow, Levy, Harding & Droney (private law firm).


                                 OTHER BUSINESS

SHAREHOLDER PROPOSALS FOR 1998

        Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 1998 annual meeting must be received by management of the Fund prior to November 9, 1997.

        The management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.


                                           /s/ Jeff S. Winer

                                           Jeffrey S. Winer
                                           Secretary

Philadelphia, Pennsylvania
March 10, 1997

                         INA INVESTMENT SECURITIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Bruce Albro and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of INA Investment Securities, Inc. (the "Fund"), on Tuesday, April 29, 1997 at 1:30 p.m., Eastern Time, at the Colony Club, 6th Floor, Baystate West, 1500 Main Street, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein with respect to the matters described in the notice and accompanying proxy statement for said meeting. The Directors recommend that you vote "FOR" each of the proposals. As to any other matter, or if any nominee for the office of Director is not available for election, said proxies shall vote in accordance with their best judgment.

     ----------------------------------------------------------------------
           PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
     ----------------------------------------------------------------------
-------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ---------------------------------------

-----------------------------------     ---------------------------------------

-----------------------------------     ---------------------------------------

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

---------------------------
           INA
INVESTMENT SECURITIES, INC.
---------------------------

1) Election of Directors
                                                          With-        For all
                    Messrs.                   For         hold         Except
   Albro, Beath, Jones, McDonald and Reeds    [_]         [_]          [_]


   If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).


2) Ratification of the selection of Price      For        Against      Abstain
   Waterhouse LLP as independent accountants   [_]        [_]          [_]
   for the Fund for fiscal year 1997.


3) In their discretion upon such other matters as may properly come before the meeting.


   THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SHOWN ON THIS PROXY CARD.




                                                  ----------------------------
Please be sure to sign and date this Proxy.        Date
------------------------------------------------------------------------------

----Shareholder sign here-----------------Co-owner sign here------------------


Mark box at right if an address change or comment has been
noted on the reverse side of this card.                                   [_]


 RECORD DATE SHARES: